UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2015
_____________________
SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2015, Sabre GLBL Inc. (the “Company”), a wholly-owned subsidiary of Sabre Corporation, entered into a Master Services Agreement (the “Master Services Agreement”) with HP Enterprise Services, LLC (“HPE”), pursuant to which HPE will provide certain information technology (“IT”) infrastructure support services to the Company and its affiliates. By its terms, the Master Services Agreement replaces the Second Amended and Restated Information Technology Services Agreement, dated January 31, 2012, between the Company and HPE, as amended, pursuant to which HPE also provided certain IT infrastructure support services to the Company and its affiliates. A copy of a news release announcing the Master Services Agreement is attached as Exhibit 99.1.

Under the terms of the Master Services Agreement, HPE will, among other things, provide the Company with IT infrastructure and application services, including mainframe, server, network, security and cross functional services, in accordance with service agreements entered into by the parties under the Master Services Agreement. The Master Services Agreement provides that HPE will invoice charges for services in accordance with these individual service agreements. The Company will also pay certain of HPE’s pass-through costs incurred in connection with the service agreements. The Master Services Agreement expires on December 31, 2022. The Company has the right to terminate the Master Services Agreement upon at least 90 days’ written notice to HPE, as well as upon the occurrence of certain events specified in the Master Services Agreement. The Company has the right to extend the provision of IT Services for three additional one-year terms. The Master Services Agreement provides for the commercial terms of the relationship between the Company and HPE, including but not limited to a description of the services to be provided, representations and warranties of the parties, inspection and audit rights, intellectual property rights, data ownership and security, termination rights, limitations on liability and indemnification rights, and other covenants.

The foregoing is only a brief description of the material terms of the Master Services Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Master Services Agreement that will be filed as an exhibit to Sabre Corporation’s Annual Report on Form 10-K for the year ending December 31, 2015.

Item 1.02	Termination of a Material Definitive Agreement.

As discussed under Item 1.01 above, pursuant to the Master Services Agreement, the Company and HPE terminated the Second Amended and Restated Information Technology Services Agreement, dated January 31, 2012, as amended, effective November 20, 2015.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 25, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: November 25, 2015	By:	/s/ Rachel Gonzalez
	Name:	Rachel Gonzalez
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 25, 2015.